UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): May 2, 2005

ENBRIDGE ENERGY PARTNERS, L.P.

(Exact name of registrant as specified in charter)

DELAWARE	1-10934	39-1715850
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1100 LOUISIANA SUITE 3300 HOUSTON, TEXAS		77002
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (713) 821-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 1.01.       ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On April 21, 2005, Enbridge Energy Partners, L.P. (the “Partnership”) entered into dealer agreements (the “Dealer Agreements”) with each of Banc of America Securities LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner and Smith Incorporated and Merrill Lynch Money Markets Inc. (collectively, the “Dealers”) and an Issuing and Paying Agency Agreement (the “Agency Agreement”) with Deutsche Bank Trust Company Americas relating to a $600,000,000 commercial paper program (the “CP Program”).  Proceeds from issuances under the CP Program are anticipated to be used to repay any borrowings under the Amended and Restated Credit Agreement, dated January 24, 2003 among the Partnership and the agents and lenders named therein, as amended by the First Amendment, dated January 12, 2004, and the Second Amendment, dated April 26, 2004, and for general partnership purposes.

The Dealer Agreements provide the terms under which the Dealers will either purchase from the Partnership or arrange for the sale by the Partnership of unsecured commercial paper notes (the “Notes”), pursuant to an exemption from federal and state securities laws.  The Dealer Agreements contain customary representations, warranties, covenants and indemnification provisions.  The maturities of the Notes may vary, but may not exceed 397 days from the date of issue, and the principal amount of outstanding Notes may not, at any one time, exceed $600,000,000.  The Agency Agreement provides for the issuance and payment of the Notes and contains customary representations, warranties, covenants and indemnification provisions.

The foregoing is a summary of the Dealer Agreements and the Agency Agreement and is qualified in its entirety by the Dealer Agreements and the Agency Agreement which are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, and are incorporated by reference herein.

ITEM 2.03.                      CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION AND OFF-BALANCE SHEET ARRANGEMENT

See Item 1.01.

ITEM 9.01.       FINANCIAL STATEMENTS AND EXHIBITS.

(c)                    Exhibits.

10.1	Commercial Paper Dealer Agreement between the Partnership, as Issuer, and Banc of America Securities LLC, as Dealer, dated as of April 21, 2005.

10.2	Commercial Paper Dealer Agreement between the Partnership, as Issuer, and Deutsche Bank Securities Inc., as Dealer, dated as of April 21, 2005.

10.3	Commercial Paper Dealer Agreement between the Partnership, as Issuer, and Goldman, Sachs & Co., as Dealer, dated as of April 21, 2005.

10.4

Commercial Paper Dealer Agreement between the Partnership, as Issuer, and Merrill Lynch, Pierce, Fenner and Smith Incorporated and Merrill Lynch Money Markets Inc., as Dealers, dated as of April 21, 2005.

10.5	Issuing and Paying Agency Agreement between the Partnership and Deutsche Bank Trust Company Americas, dated as of April 21, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENBRIDGE ENERGY PARTNERS, L.P.

	By:	Enbridge Energy Management, L.L.C., as delegate of Enbridge Energy Company, Inc., its General Partner

Dated May 2, 2005	By:	/s/ JODY L. BALKO
Jody L. Balko
Controller
(Duly Authorized Officer)

INDEX TO EXHIBITS

Exhibit Number	Description

10.1	Commercial Paper Dealer Agreement between the Partnership, as Issuer, and Banc of America Securities LLC, as Dealer, dated as of April 21, 2005.

10.2	Commercial Paper Dealer Agreement between the Partnership, as Issuer, and Deutsche Bank Securities Inc., as Dealer, dated as of April 21, 2005.

10.3	Commercial Paper Dealer Agreement between the Partnership, as Issuer, and Goldman, Sachs & Co., as Dealer, dated as of April 21, 2005.

10.4

Commercial Paper Dealer Agreement between the Partnership, as Issuer, and Merrill Lynch, Pierce, Fenner and Smith Incorporated and Merrill Lynch Money Markets Inc., as Dealers, dated as of April 21, 2005.

10.5	Issuing and Paying Agency Agreement between the Partnership and Deutsche Bank Trust Company Americas, dated as of April 21, 2005.